                                     EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BCP III AIV A, L.P.

Date of Earliest Transaction

Required to be Reported:       April 9, 2020

Issuer & Symbol:               Avid Technology, Inc. (AVID)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                     Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

April 9, 2020

BCP III AIV A, L.P.                    BCP IV AIV A, L.P.

By:  BLUM STRATEGIC GP III, L.P.       By:  BLUM STRATEGIC GP IV, L.P.

     its General Partner                    its General Partner

By:  BLUM STRATEGIC GP III, L.L.C.     By:  BLUM STRATEGIC GP IV, L.L.C.

     its General Partner                    its General Partner

By:  /s/ Peter Westley                    By:  /s/ Peter Westley

     ---------------------------            ---------------------------

     Peter Westley                            Peter Westley

     Member                                   Member

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By:  /s/ Peter Westley                 By:  /s/ Peter Westley

     ------------------------------         ------------------------------

     Peter Westley                          Peter Westley

     Member                                 Member

BLUM STRATEGIC GP IV, L.L.C.           BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By:  /s/ Peter Westley                 By:  /s/ Peter Westley

     ------------------------------         ------------------------------

     Peter Westley                          Peter Westley

     Member                                 Member

BLUM STRATEGIC GP V, L.L.C.           BLUM STRATEGIC GP V, L.P.

                                       By:  Blum Strategic GP V, L.L.C.

                                            its General Partner

By:  /s/ Peter Westley                 By:  /s/ Peter Westley

     ------------------------------         ------------------------------

     Peter Westley                          Peter Westley

     Managing Member                        Managing Member

RICHARD C. BLUM AND ASSOCIATES INC.   BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates Inc.

                                            its General Partner

By:  /s/ Peter Westley                 By:  /s/ Peter Westley

     -----------------------------         -----------------------------

     Peter Westley                         Peter Westley

     Managing Partner                      Managing Partner